UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) September 4, 2026
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TARSUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39614	81-4717861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17700 Laguna Canyon Road, Floor 4
Irvine, CA 92618
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (949) 418-1801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TARS	The Nasdaq Global Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 10, 2026, Tarsus Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the completion of the Company’s acquisition (the “Acquisition”) of Alkeus Pharmaceuticals, Inc. (“Alkeus”), pursuant to that certain Agreement and Plan of Merger, dated as of July 31, 2026, by and among the Company, Alkeus, Apex 2026 Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the securityholders’ representative.

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Original Form 8-K to provide the historical financial statements of Alkeus and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were omitted from the Original Form 8-K as permitted by paragraphs (a)(3) and (b)(2) of Item 9.01 of Form 8-K.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Alkeus would have achieved had the companies been combined during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following completion of the Acquisition.

Except as described above, this Amendment No. 1 does not otherwise amend, modify, or update the disclosures contained in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of Alkeus as of September 30, 2025 and 2024 and for the fiscal years ended September 30, 2025 and 2024 are filed as Exhibit 99.1 hereto and are incorporated herein by reference. The consent of PricewaterhouseCoopers LLP, Alkeus’ independent auditor, is attached as Exhibit 23.1 to this Amendment No. 1.

The unaudited consolidated financial statements of Alkeus as of June 30, 2026 and 2025 and for the nine months ended June 30, 2026 and 2025 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet as of June 30, 2026, the unaudited pro forma consolidated statement of operations and comprehensive loss for the six months ended June 30, 2026 and the unaudited pro forma consolidated statement of operations and comprehensive loss for the year ended December 31, 2025 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited consolidated financial statements of Alkeus Pharmaceuticals, Inc. as of September 30, 2025 and 2024 and for the fiscal years ended September 30, 2025 and 2024.
99.2	Unaudited consolidated financial statements of Alkeus Pharmaceuticals, Inc. as of June 30, 2026 and 2025 and for the nine months ended June 30, 2026 and 2025.
99.3	Unaudited pro forma financial information as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARSUS PHARMACEUTICALS, INC.

Date:	October 13, 2026	By:	/s/ Jeffrey Farrow
Jeffrey Farrow
Chief Financial Officer and Chief Strategy Officer
(Principal Financial Officer and Principal Accounting Officer)